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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference, in Interwoven, Inc.'s registration statements on Form S-8 (Nos. 333-88725, 333-39914, 333-42690,
333-46662, 333-49926 and 333-54250), of our report dated January 18, 2001 relating to the financial statements and financial statement schedules, which are incorporated in this Annual Report on Form 10-K.

                                          /s/  PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 21, 2002